SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2010

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-25032               25-1724540
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  (State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                  File Number)         Identification No.)


          600 Mayer Street, Bridgeville, Pennsylvania       15017
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            (Address of principal executive offices)      (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

     On February 22, 2010, Universal Stainless & Alloy Products, Inc. (the "Company") issued a press release announcing that its Board of Directors (the "Board"), in anticipation of the impending retirement from the Board of its current Chairman, Clarence M. McAninch, intends to elect Dennis M. Oates, the Company's President and Chief Executive Officer, to the additional position of Chairman. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.      Financial Statements and Exhibits.

       (d)      Exhibits

       99.1     Press Release dated February 22, 2010

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                    By:  /s/ Richard M. Ubinger
                                         -------------------------------------
                                         Vice President of Finance,
                                         Chief Financial Officer and Treasurer

Dated:  February 22, 2010